Exhibit 4.1





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                                    INDENTURE


                                     between


                          USAA AUTO OWNER TRUST 2004-3
                                    as Issuer


                                       and


                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                              as Indenture Trustee


                          Dated as of November 17, 2004


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                                Table of Contents

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                                                ARTICLE I
                            DEFINITIONS, USAGE AND INCORPORATION BY REFERENCE

SECTION 1.1.    Definitions and Usage.......................................................................2
SECTION 1.2.    Incorporation by Reference of Trust Indenture Act...........................................2

                                                ARTICLE II
                                                THE NOTES

SECTION 2.1.    Form........................................................................................2
SECTION 2.2.    Execution, Authentication and Delivery......................................................3
SECTION 2.3.    Temporary Notes.............................................................................3
SECTION 2.4.    Tax Treatment...............................................................................4
SECTION 2.5.    Registration; Registration of Transfer and Exchange.........................................4
SECTION 2.6.    Mutilated, Destroyed, Lost or Stolen Notes..................................................5
SECTION 2.7.    Persons Deemed Owners.......................................................................6
SECTION 2.8.    Payment of Principal and Interest; Defaulted Interest.......................................6
SECTION 2.9.    Cancellation................................................................................7
SECTION 2.10.   Release of Collateral.......................................................................7
SECTION 2.11.   Book-Entry Notes............................................................................8
SECTION 2.12.   Notices to Clearing Agency..................................................................8
SECTION 2.13.   Definitive Notes............................................................................9
SECTION 2.14.   Authenticating Agents.......................................................................9

                                               ARTICLE III
                                                COVENANTS

SECTION 3.1.    Payment of Principal and Interest..........................................................10
SECTION 3.2.    Maintenance of Office or Agency............................................................10
SECTION 3.3.    Money for Payments To Be Held in Trust.....................................................10
SECTION 3.4.    Existence..................................................................................12
SECTION 3.5.    Protection of Indenture Trust Estate.......................................................12
SECTION 3.6.    Opinions as to Indenture Trust Estate......................................................13
SECTION 3.7.    Performance of Obligations; Servicing of Receivables.......................................14
SECTION 3.8.    Negative Covenants.........................................................................16
SECTION 3.9.    Annual Statement as to Compliance..........................................................16
SECTION 3.10.   Issuer May Consolidate, etc., Only on Certain Terms........................................17
SECTION 3.11.   Successor or Transferee....................................................................18
SECTION 3.12.   No Other Business..........................................................................18
SECTION 3.13.   No Borrowing...............................................................................18
SECTION 3.14.   Servicer's Obligations.....................................................................19
SECTION 3.15.   Guarantees, Loans, Advances and Other Liabilities..........................................19
SECTION 3.16.   Capital Expenditures.......................................................................19


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SECTION 3.17.   Further Instruments and Acts...............................................................19
SECTION 3.18.   Restricted Payments........................................................................19
SECTION 3.19.   Notice of Events of Default................................................................19
SECTION 3.20.   Removal of Administrator...................................................................19

                                                ARTICLE IV
                                        SATISFACTION AND DISCHARGE

SECTION 4.1.    Satisfaction and Discharge of Indenture....................................................20
SECTION 4.2.    Application of Trust Money.................................................................21
SECTION 4.3.    Repayment of Monies Held by Note Paying Agent..............................................21

                                                ARTICLE V
                                                 REMEDIES

SECTION 5.1.    Events of Default..........................................................................21
SECTION 5.2.    Acceleration of Maturity; Rescission and Annulment.........................................22
SECTION 5.3.    Collection of Indebtedness and Suits for Enforcement by Indenture Trustee..................23
SECTION 5.4.    Remedies; Priorities.......................................................................25
SECTION 5.5.    Optional Preservation of the Receivables...................................................28
SECTION 5.6.    Limitation of Suits........................................................................28
SECTION 5.7.    Unconditional Rights of Noteholders To Receive Principal and Interest......................29
SECTION 5.8.    Restoration of Rights and Remedies.........................................................29
SECTION 5.9.    Rights and Remedies Cumulative.............................................................29
SECTION 5.10.   Delay or Omission Not a Waiver.............................................................29
SECTION 5.11.   Control by Noteholders.....................................................................29
SECTION 5.12.   Waiver of Past Defaults....................................................................30
SECTION 5.13.   Undertaking for Costs......................................................................30
SECTION 5.14.   Waiver of Stay or Extension Laws...........................................................31
SECTION 5.15.   Action on Notes............................................................................31
SECTION 5.16.   Performance and Enforcement of Certain Obligations.........................................31

                                                ARTICLE VI
                                          THE INDENTURE TRUSTEE

SECTION 6.1.    Duties of Indenture Trustee................................................................32
SECTION 6.2.    Rights of Indenture Trustee................................................................33
SECTION 6.3.    Individual Rights of Indenture Trustee.....................................................34
SECTION 6.4.    Indenture Trustee's Disclaimer.............................................................34
SECTION 6.5.    Notice of Defaults; Insolvency or Dissolution of Depositor or the Seller...................35
SECTION 6.6.    Reports by Indenture Trustee to Noteholders................................................35
SECTION 6.7.    Compensation and Indemnity.................................................................35
SECTION 6.8.    Replacement of Indenture Trustee...........................................................35
SECTION 6.9.    Successor Indenture Trustee by Merger......................................................36
SECTION 6.10.   Appointment of Co-Indenture Trustee or Separate Indenture Trustee..........................37


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SECTION 6.11.   Eligibility; Disqualification..............................................................38

                                               ARTICLE VII
                                      NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.1.    Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders.....................38
SECTION 7.2.    Preservation of Information; Communications to Noteholders.................................39
SECTION 7.3.    Reports by Issuer..........................................................................39
SECTION 7.4.    Reports by Indenture Trustee...............................................................39

                                               ARTICLE VIII
                                   ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.1.    Collection of Money........................................................................40
SECTION 8.2.    Trust Accounts.............................................................................40
SECTION 8.3.    General Provisions Regarding Accounts......................................................43
SECTION 8.4.    Release of Indenture Trust Estate..........................................................44
SECTION 8.5.    Opinion of Counsel.........................................................................45

                                                ARTICLE IX
                                         SUPPLEMENTAL INDENTURES

SECTION 9.1.    Supplemental Indentures Without Consent of Noteholders.....................................45
SECTION 9.2.    Supplemental Indentures with Consent of Noteholders........................................46
SECTION 9.3.    Execution of Supplemental Indentures.......................................................48
SECTION 9.4.    Effect of Supplemental Indenture...........................................................48
SECTION 9.5.    Conformity with Trust Indenture Act........................................................48
SECTION 9.6.    Reference in Notes to Supplemental Indentures..............................................49

                                                ARTICLE X
                                                PREPAYMENT

SECTION 10.1.   Prepayment.................................................................................49
SECTION 10.2.   Form of Prepayment Notice..................................................................49
SECTION 10.3.   Notes Payable on Prepayment Date...........................................................50

                                                ARTICLE XI
                                              MISCELLANEOUS

SECTION 11.1.   Compliance Certificates and Opinions, etc..................................................50
SECTION 11.2.   Form of Documents Delivered to Indenture Trustee...........................................51
SECTION 11.3.   Acts of Noteholders........................................................................52
SECTION 11.4.   Notices, etc., to Indenture Trustee, Issuer and Rating Agencies............................53
SECTION 11.5.   Notices to Noteholders; Waiver.............................................................53
SECTION 11.6.   Alternate Payment and Notice Provisions....................................................54
SECTION 11.7.   Conflict with Trust Indenture Act..........................................................54
SECTION 11.8.   Effect of Headings and Table of Contents...................................................54



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SECTION 11.9.   Successors and Assigns.....................................................................54
SECTION 11.10.  Separability...............................................................................54
SECTION 11.11.  Benefits of Indenture......................................................................55
SECTION 11.12.  Legal Holidays.............................................................................55
SECTION 11.13.  GOVERNING LAW..............................................................................55
SECTION 11.14.  Counterparts...............................................................................55
SECTION 11.15.  Recording of Indenture.....................................................................55
SECTION 11.16.  Trust Obligation...........................................................................55
SECTION 11.17.  No Petition................................................................................56
SECTION 11.18.  Subordination Agreement....................................................................56
SECTION 11.19.  No Recourse................................................................................56
SECTION 11.20.  Inspection.................................................................................56

EXHIBIT A-1     FORM OF CLASS A-1 NOTE..................................................................A-1-1
EXHIBIT A-2     FORM OF CLASS A-2 NOTE..................................................................A-2-1
EXHIBIT A-3     FORM OF CLASS A-3 NOTE..................................................................A-3-1
EXHIBIT A-4     FORM OF CLASS A-4 NOTE..................................................................A-4-1
SCHEDULE A      Schedule of Receivables..................................................................SA-1
APPENDIX A      Definitions and Usage............................................................Appendix-A-1

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         INDENTURE, dated as of November 17, 2004 (as from time to time amended, supplemented or otherwise modified and in effect, this "Indenture"), between USAA AUTO OWNER TRUST 2004-3, a Delaware statutory trust, as Issuer, and
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association organized under the laws of the United States, as trustee and not in its individual capacity (in such capacity, the "Indenture Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer's Class A-1 2.3365% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 2.79% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 3.16% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 3.53% Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes"):

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Noteholders, all of the Issuer's right, title and interest in, to and under, whether now owned or existing or hereafter acquired or arising, (a) the Receivables; (b) monies received thereunder on or after the Cut-off Date; (c) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (d) rights to receive proceeds with respect to the Receivables from claims on any theft, physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (e) all of the rights to the Receivable Files; (f) the Trust Accounts, and all amounts, securities, investments and other property deposited in or credited to any of the foregoing, all securities entitlements related to the foregoing and all proceeds thereof; (g) the Receivables Purchase Agreement and the Sale and Servicing Agreement; (h) payments and proceeds with respect to the Receivables held by the Servicer; (i) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable purchased by the Servicer or repurchased by the Depositor); (j) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (k) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, except as provided in the Indenture, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.



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         JPMorgan Chase Bank, National Association, as Indenture Trustee on
behalf of the Noteholders, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.

                                    ARTICLE I

                DEFINITIONS, USAGE AND INCORPORATION BY REFERENCE

         SECTION 1.1. Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

         SECTION 1.2. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" shall mean the Notes.

         "indenture security holder" shall mean a Noteholder.

         "indenture to be qualified" shall mean this Indenture.

         "indenture trustee" or "institutional trustee" shall mean the Indenture Trustee.

         "obligor" on the indenture securities shall mean the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                                   ARTICLE II

                                    THE NOTES

         SECTION 2.1. Form. (a) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, together with the Indenture Trustee's certificates of authentication, shall be in substantially the forms set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.



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         (b)  The Definitive Notes shall be typewritten, printed,
lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         (c) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4 are part of the terms of this Indenture and are incorporated herein by reference.

         SECTION 2.2. Execution, Authentication and Delivery. (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         (b) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         (c) The Indenture Trustee shall, upon Issuer Order, authenticate and deliver the Notes for original issue in the Classes and initial aggregate principal amounts as set in the table below.

                                              Initial Aggregate
Class                                         Principal Amount
-----                                         ----------------
Class A-1 Notes                               $256,000,000
Class A-2 Notes                               $247,000,000
Class A-3 Notes                               $385,000,000
Class A-4 Notes                               $220,170,000

         The aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes Outstanding at any time may not exceed those respective amounts except as provided in Section 2.6.

         (d) The Class A-1, Class A-2, Class A-3 and Class A-4 Notes shall be issuable as Book-Entry Notes in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof.

         (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.3. Temporary Notes. (a) Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture





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as the officers executing the temporary Notes may determine, as evidenced by their execution of such temporary Notes.

         If temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Notes.

         SECTION 2.4. Tax Treatment. The Issuer has entered into this Indenture, and the Notes shall be issued, with the intention that, for federal, State and local income and franchise tax purposes, the Notes shall qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

         SECTION 2.5. Registration; Registration of Transfer and Exchange. (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar. If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, (i) the Issuer shall give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, (ii) the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and (iii) the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

         (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a) of the UCC are met, an Authorized Officer of the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denomination, of a like aggregate principal amount.

         (c) At the option of the Noteholder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, the Issuer




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shall execute, the Indenture Trustee shall authenticate, and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making such exchange is entitled to receive.

         (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

         (e) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder thereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar and (ii) accompanied by such other documents or evidence as the Indenture Trustee may require.

         (f) No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

         (g) The preceding provisions of this Section 2.5 notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of fifteen (15) days preceding the Payment Date for any payment with respect to such Note.

         SECTION 2.6. Mutilated, Destroyed, Lost or Stolen Notes. (a) If (i) any mutilated Note is surrendered to the Indenture Trustee or the Note Registrar, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, as defined in Section 8-303 of the UCC, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon Issuer Request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Prepayment Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of




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any loss, damage, cost or expense incurred by the Issuer or the Indenture
Trustee in connection therewith.

         (b)  Upon the issuance of any replacement Note under this Section
2.6, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         (c) Every replacement Note issued pursuant to this Section 2.6 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         (d) The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.7. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         SECTION 2.8. Payment of Principal and Interest; Defaulted Interest. (a) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes shall accrue interest at the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate and the Class A-4 Rate, respectively, as set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4, respectively, and such interest shall be due and payable on each Payment Date as specified therein, subject to Section
3.1. Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners pursuant to Section 2.13, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee, and except for the final installment of principal payable with respect to such Note on a Payment Date, Prepayment Date or the applicable Final Scheduled Payment Date, which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

         (b) The principal of each Note shall be payable in installments on each Payment Date as provided in this Indenture and in the forms of Notes set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4 hereto. Notwithstanding the foregoing, the entire unpaid principal amount of each Class of Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note shall be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemption of Notes shall be mailed to Noteholders as provided in Section 10.2.

         (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate on the Payment Date following such default. The Issuer shall pay such defaulted interest to the Persons who are Noteholders on the Record Date for such following Payment Date.

         SECTION 2.9. Cancellation. All Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.9, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it and so long as such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         SECTION 2.10. Release of Collateral. Subject to Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. If the Commission shall issue an exemptive order under TIA Section 304(d) modifying the Issuer's obligations under TIA Sections 314(c) and 314(d)(1), subject to Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order.

         SECTION 2.11. Book-Entry Notes. The Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner thereof shall receive a Definitive Note (as defined below) representing such Note Owner's interest in such Note, except as provided in Section 2.13. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.13:

                  (i) the provisions of this Section 2.11 shall be in full force and effect;

                  (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Book-Entry Notes and the giving of instructions or directions hereunder) as the sole Noteholder, and shall have no obligation to the Note Owners;

                  (iii) to the extent that the provisions of this Section 2.11 conflict with any other provisions of this Indenture, the provisions of this Section 2.11 shall control;

                  (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Security Depository Agreement. Unless and until Definitive Notes are issued to Note Owners pursuant to Section 2.13, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Book-Entry Notes to such Clearing Agency Participants (and neither the Indenture Trustee nor the Note Registrar shall have any liability or responsibility therefor); and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Notes evidencing a specified percentage of the principal amount of the Notes Outstanding (or any Class thereof), the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest of the Notes Outstanding (or Class thereof) and has delivered such instructions to the Indenture Trustee.

         SECTION 2.12. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders of Book-Entry Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to the Note Owners pursuant to Section 2.13, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of Book-Entry Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

         SECTION 2.13. Definitive Notes. With respect to any Class or Classes of Book-Entry Notes, if (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to such Class of Book-Entry Notes and the Administrator is unable to locate a qualified successor, (ii) the Administrator, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or an Event of Servicing Termination, Note Owners of such Class of Book- Entry Notes evidencing beneficial interests aggregating not less than a majority of the principal amount of such Class advise the Indenture Trustee and the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Class of Note Owners, then the Clearing Agency shall notify all Note Owners of such Class and the Indenture Trustee of the occurrence of such event and of the availability of Definitive Notes to the Note Owners of the applicable Class requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes to Note Owners, the Indenture Trustee shall recognize the holders of such Definitive Notes as Noteholders.

         SECTION 2.14. Authenticating Agents. (a) The Indenture Trustee may appoint one or more Persons (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.3, 2.5,
2.6 and 9.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2.14 shall be deemed to be the authentication of Notes "by the Indenture Trustee."

         (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

         (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Owner Trustee. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Owner Trustee. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Owner Trustee.

         (d) The Administrator agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services. The provisions of Sections 2.9 and 6.4 shall be applicable to any Authenticating Agent.

                                   ARTICLE III

                                    COVENANTS

         SECTION 3.1. Payment of Principal and Interest. The Issuer shall duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, on each Payment Date the Issuer shall cause to be paid pursuant to
Section 8.2 all amounts on deposit in the Collection Account and the Principal Distribution Account with respect to the Collection Period preceding such Payment Date and deposited therein pursuant to the Sale and Servicing Agreement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.2. Maintenance of Office or Agency. The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent, and its Corporate Trust Office as its office, for the foregoing purposes. The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If, at any time, the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3. Money for Payments To Be Held in Trust. (a) As provided in Sections 8.2 and 5.4(b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Accounts shall be made on behalf of the Issuer by the Indenture Trustee or by another Note Paying Agent, and no amounts so withdrawn from the Trust Accounts for payments of Notes shall be paid over to the Issuer, except as provided in this
Section 3.3.

         (b) On or before the Business Day preceding each Payment Date and Prepayment Date, the Issuer shall deposit or cause to be deposited (including the provision of written instructions to the Indenture Trustee to make any required withdrawals from the Reserve Account and to deposit such amounts in the Collection Account) in the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Note Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

         (c) The Issuer shall cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Note Paying Agent shall:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

                  (iv) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code and any State or local tax law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

         (e) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Note Paying Agent, at the last address of record for each such Noteholder).

         SECTION 3.4. Existence. The Issuer shall keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate.

         SECTION 3.5. Protection of Indenture Trust Estate. (a) The Issuer shall from time to time execute, deliver and file, as applicable, all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

                  (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                 (iii) enforce any of the Collateral; or

                  (iv) preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Indenture Trust Estate against the claims of all Persons.

         The Issuer hereby authorizes the Indenture Trustee to file any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.5; provided, however, that the Indenture Trustee shall be under no obligation to file any such financing statement, continuation statement or other instrument required pursuant to this Section 3.5.

         (b) The Issuer hereby represents and warrants that, as to the Collateral pledged to the Indenture Trustee for the benefit of the Noteholders, on the Closing Date:

                  (i) the Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral that is in existence in favor of the Indenture

         Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer;

                  (ii) the Receivables constitute "tangible chattel paper" under the applicable UCC;

                  (iii) the Issuer owns and has good and marketable title to such Collateral free and clear of any liens, claims or encumbrances of any Person, other than the interest Granted under this Indenture;

                  (iv) the Issuer has acquired its ownership in such Collateral in good faith without notice of any adverse claim;

                  (v) the Trust Accounts are not in the name of any person other than the Indenture Trustee and the Issuer has not consented to the bank maintaining the Trust Accounts to comply with the instructions of any person other than the Indenture Trustee;

                  (vi) the Issuer has not assigned, pledged, sold, granted a security interest in or otherwise conveyed any interest in such Collateral (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than interests Granted pursuant to this Indenture;

                  (vii) the Issuer has caused or will have caused, within ten days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdiction under the applicable law in order to perfect the security interest Granted hereunder in the Receivables;

                 (viii) other than its Granting hereunder, the Issuer has not Granted such Collateral, the Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of such Collateral other than the financing statement in favor of the Indenture Trustee, and the Issuer is not aware of any judgment or tax lien filing against it; and

                  (ix) the information relating to such Collateral set forth in the Schedule of Receivables (attached hereto as Schedule A) is correct.

         SECTION 3.6. Opinions as to Indenture Trust Estate. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the authorization and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         (b) On or before April 30 in each calendar year, beginning on April 30, 2005, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the filing of any financing statements and continuation statements and any other action that may be required by law as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the filing of any financing statements and continuation statements that shall, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

         SECTION 3.7. Performance of Obligations; Servicing of Receivables. (a) The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture and the other Basic Documents.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Indenture Trust Estate, including, but not limited to, filing or causing to be filed all financing statements and continuation statements required to be filed under the UCC by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Noteholders of Notes evidencing not less than a majority of the principal amount of each Class of Notes then Outstanding, voting separately.

         (d) If the Issuer shall have knowledge of the occurrence of an Event of Servicing Termination under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If an Event of Servicing Termination shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

         (e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to
Section 7.1 of the Sale and Servicing Agreement or the Servicer's resignation in accordance with the terms of the Sale and Servicing Agreement, the

Issuer shall appoint a Successor Servicer meeting the requirements of the Sale and Servicing Agreement, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. If the Indenture Trustee shall be legally unable to act as Successor Servicer, it may appoint, or petition a court of competent jurisdiction to appoint, a Successor Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer under the Sale and Servicing Agreement. Any Successor Servicer (other than the Indenture Trustee or any Affiliate thereof) shall (i) be an established institution having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables and whose appointment as Successor Servicer satisfies the Rating Agency Condition and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Servicer. If, within thirty (30) days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and, in accordance with Section 7.2 of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Indenture Trustee). Notwithstanding anything herein or in the Sale and Servicing Agreement to the contrary, in no event shall the Indenture Trustee be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any Successor Servicer to act as Successor Servicer under the Basic Documents and the transactions set forth or provided for therein. If the Indenture Trustee shall succeed to the Servicer's duties as servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as the successor to the Servicer and the servicing of the Receivables. In case the Indenture Trustee shall become successor to the Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates; provided that the Indenture Trustee, in its capacity as the Servicer, shall be fully liable for the actions and omissions of such Affiliate in such capacity as Successor Servicer.

         (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a Successor Servicer is appointed by the Issuer, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer.

         (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer hereby agrees that it shall not, without the prior written consent of the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority in principal amount of the Notes

Outstanding, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement or the other Basic Documents).

         SECTION 3.8. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture, the Trust Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Trust Estate, unless directed to do so by the Indenture Trustee;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon the Trust or the Indenture Trust Estate;

                  (iii) dissolve or liquidate in whole or in part; or

                  (iv) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the assets of the Issuer, including those included in the Indenture Trust Estate, or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Financed Vehicles and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Indenture Trust Estate.

         SECTION 3.9. Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee, within 120 days after the end of each calendar year, an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such year (or since the Closing Date, in the case of the first such Officer's Certificate), or, if there has been a default in any material respect in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.10. Issuer May Consolidate, etc., Only on Certain Terms.
(a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                 (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse federal income tax consequence to the Issuer, any Noteholder or any Certificateholder;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         (b)  Other than as specifically contemplated by the Basic
Documents, the Issuer shall not convey or transfer any of its properties or assets, including those included in the Indenture Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein,
         (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of

         Noteholders, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes, and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings, if any, with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse federal income tax consequence to the Issuer, any Noteholder or any Certificateholder;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         SECTION 3.11. Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that the Issuer is to be so released.

         SECTION 3.12. No Other Business. The Issuer shall not engage in any business other than financing, acquiring, owning and pledging the Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

         SECTION 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes and the Certificates.

         SECTION 3.14. Servicer's Obligations. The Issuer shall cause the Servicer to comply with the Sale and Servicing Agreement, including Sections 3.9, 3.10, 3.11, 3.12, 3.13 and 4.9 and Article VI thereof.

         SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture and the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.16. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.17. Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.18. Restricted Payments. The Issuer shall not, directly or indirectly, (i) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer or the Administrator, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) payments to the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, this Indenture and the other Basic Documents and (y) payments to the Indenture Trustee pursuant to Section 2(a)(ii) of the Administration Agreement. The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account or the Principal Distribution Account except in accordance with this Indenture and the other Basic Documents.

         SECTION 3.19. Notice of Events of Default. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and of each default on the part of any party to the Sale and Servicing Agreement with respect to any of the provisions thereof.

         SECTION 3.20. Removal of Administrator. For so long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection therewith.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.1. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12 and 3.13, (v) the rights and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7) and the obligations of the Indenture Trustee under Section 4.3, and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                           (A) either:

                               (1) all Notes theretofore authenticated and
                           delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

                                (2) all Notes not theretofore delivered to
                           the Indenture Trustee for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient without reinvestment to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable Final Scheduled Payment Date or Prepayment Date (if Notes shall have been called for prepayment pursuant to
                           Section 10.1), as the case may be, and all fees and other amounts due and payable to the Indenture Trustee;

                           (B) the Issuer has paid or caused to be paid all
                  other sums payable hereunder and under any of the other Basic Documents by the Issuer;

                           (C) the Issuer has delivered to the Indenture Trustee
                  an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and, subject to Section 11.2, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

                           (D) the Issuer has delivered to the Indenture Trustee
                  an Opinion of Counsel to the effect that the satisfaction and discharge of the Notes pursuant to this Section 4.1 will not cause any Noteholder to be treated as having sold or exchanged any of its Notes for purposes of Section 1001 of the Code.

         Upon the satisfaction and discharge of the Indenture pursuant to this
Section 4.1, at the request of the Owner Trustee, the Indenture Trustee shall deliver to the Owner Trustee a certificate of a Trustee Officer stating that all Noteholders have been paid in full and stating whether, to the best knowledge of such Trustee Officer, any claims remain against the Issuer in respect of the Indenture and the Notes.

         SECTION 4.2. Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Noteholders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest, but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

         SECTION 4.3. Repayment of Monies Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.

                                    ARTICLE V

                                    REMEDIES

         SECTION 5.1. Events of Default. "Event of Default," wherever used herein, means the occurrence of any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of any interest on any Note when the same becomes due and payable on a Payment Date, and such default shall continue for a period of five (5) days or more; or

                  (ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable; or

                  (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.1 specifically dealt with) that materially and adversely affects the Noteholders and such default shall continue for a period of sixty (60) days, after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of Notes evidencing not less than 25% of the principal amount of the Notes, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

                  (v) the commencement by the Issuer of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to the Indenture Trustee, within five (5) days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) above, its status and what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 5.2. Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the holders of Notes evidencing not less than a majority of the principal amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         (b) At any time after a declaration of acceleration of maturity has been made and before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the holders of Notes evidencing not less than a majority of the principal amount of the Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (A) all payments of principal of and interest on all
                  Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid or advanced by the Indenture
                  Trustee hereunder and the reasonable compensation, expenses, disbursements, indemnities and advances of the Indenture Trustee and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12. No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if (i) there is an Event of Default relating to the nonpayment of any interest on any Note when the same becomes due and payable, and such Event of Default continues for a period of five (5) days, or (ii) there is an Event of Default relating to the nonpayment in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the applicable Note Interest Rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents, attorneys and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee, as more particularly provided in Section 5.4, in its discretion, may proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Indenture Trust Estate,

Proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances and disbursements made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to pay all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances and disbursements made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith, and any other amounts due the Indenture Trustee pursuant to
Section 6.7.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any

Noteholder or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, shall be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         SECTION 5.4. Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, or at the direction of Noteholders of Notes evidencing not less than a majority of the principal amount of the Notes shall, do one or more of the following (subject to Section 5.5):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate;

                 (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                  (iv) sell the Indenture Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate unless:

                       (A) the holders of Notes evidencing 100% of the
                  principal amount of the Notes (excluding Notes held by the Seller, the Servicer or any of their Affiliates) consent thereto; or

                       (B) the proceeds of such sale or liquidation are
                  sufficient to pay in full the principal of and the accrued interest on the Outstanding Notes; or

                       (C) if the Event of Default is of the type described in
                  Section 5.1(i) or (ii), the Indenture Trustee-

                           (1) determines (but shall have no obligation
                        to make such determination) that the Indenture Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable; and

                           (2) the Indenture Trustee obtains the
                        consent of holders of Notes evidencing not less than 66-2/3% of the principal amount of the Notes; or

                        (D) with respect to an Event of Default described in
                  Section 5.1(iii):

                           (1) the holders of all Outstanding Notes and
                        the Certificateholders of all Outstanding
                        Certificates consent thereto; or

                           (2) the proceeds of such sale or liquidation
                        are sufficient to pay in full the principal of and accrued interest on the Outstanding Notes and Outstanding Certificates.

         In determining such sufficiency or insufficiency with respect to clauses (C)(1) and (D)(2) above, the Indenture Trustee may (at other than its own expense), but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

         (b) Notwithstanding the provisions of Section 8.2 of this Indenture or Section 4.6 of the Sale and Servicing Agreement, if the Indenture Trustee collects any money or property (and other amounts including amounts held on deposit in the Reserve Account) pursuant to this Article V, it shall pay out the money or property in the following order of priority:

              (i) first, to the Indenture Trustee and the Owner Trustee for all amounts due for fees, expenses and indemnification under Section
         6.7 of this Indenture, Article VII of the Trust Agreement and Section
         6.2 of the Sale and Servicing Agreement, respectively, and not previously paid;

             (ii) second, to the Servicer for due and unpaid Servicing
         Fees;

            (iii) third, if an Event of Default specified in Section 5.1(i), (ii), (iv) or (v) has occurred, in the following order of priority:

                  (A) first, to the Class A Noteholders, interest due
             and payable on the Class A Notes (including interest at the applicable Note Interest Rate on any overdue interest, to the extent lawful), provided that if there are not sufficient funds available to pay the entire amount of interest due and payable on the Class

             A Notes, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis;

                  (B) second, to the holders of the Class A-1 Notes in
             reduction of principal until the principal amount of the Class A-1 Notes has been paid in full and then to the holders of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes on a pro rata basis in reduction of principal until the principal amount of such Class A Notes has been paid in full; and

                  (C) third, to the Certificate Distribution Account,
             the sum of (x) accrued and unpaid interest on the Class B Certificates (together with interest at the Class B Rate on any overdue interest, to the extent lawful) and (y) the Outstanding Certificate Balance;

             (iv) fourth, if the only Event of Default that has occurred is the Event of Default specified in Section 5.1(iii), in the following order of priority:

                  (A) to the Noteholders, accrued and unpaid interest
             on the Class A Notes (together with interest on overdue interest at the applicable Note Interest Rate, to the extent lawful) provided that if there are not sufficient funds available to pay the entire amount of such interest, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis;

                  (B) to the Noteholders, the Priority Note Principal
             Payment, if any, to be distributed in the same manner as described under Section 8.2(d) of this Indenture;

                  (C) to the Certificate Distribution Account, accrued
             and unpaid interest on the Class B Certificates (together with interest at the Class B Rate on any overdue interest, to the extent lawful);

                  (D) to the holders of the Class A-1 Notes in
             reduction of principal until the principal amount of the Class A-1 Notes has been paid in full and then to the holders of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes on a pro rata basis in reduction of principal until the principal amount of such Class A Notes has been paid in full; and

                   (E) to the Certificate Distribution Account for
             distribution to Class B Certificateholders in reduction of the Certificate Balance until the Certificate Balance is reduced to zero.

             (v) fifth, to the Depositor, any money or property remaining after payment in full of the amounts described in clauses (i)-(iv) of this Section 5.4(b).

The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4. At least fifteen (15) days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

         (c) Upon a sale or other liquidation of the Receivables in the manner set forth in Section 5.4(a), the Indenture Trustee shall provide reasonable prior notice of such sale or liquidation to each Noteholder and Certificateholder. A Noteholder or Certificateholder may submit a bid with respect to such sale.

         SECTION 5.5. Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Indenture Trust Estate and apply proceeds as if there had been no declaration of acceleration; provided, however, that funds on deposit in the Collection Account at the time the Indenture Trustee makes such election or deposited therein during the Collection Period in which such election is made (including funds, if any, deposited therein from the Reserve Account) shall be applied in accordance with such declaration of acceleration in the manner specified in Section 4.6(c) of the Sale and Servicing Agreement. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may (at other than its own expense), but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

         SECTION 5.6. Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (a) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

         (b) the holders of Notes evidencing not less than 25% of the principal amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

         (c) such Noteholder or Noteholders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

         (d) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

         (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty-day period by the Noteholders of Notes evidencing not less than a majority of the principal amount of the Notes.

         It is understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each evidencing less than a majority of the principal amount of the Notes, the Indenture Trustee shall act at the direction of the group of Noteholders representing the greater principal amount of the Notes. If the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders representing an equal principal amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         SECTION 5.7. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on its Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of prepayment pursuant to Article X, on or after the Prepayment Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         SECTION 5.8. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.9. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         SECTION 5.11. Control by Noteholders. The Noteholders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding shall have the right, subject to

Section 6.2(f), to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

         (a) such direction shall not be in conflict with any rule of law or with this Indenture;

         (b) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate shall be by holders of Notes evidencing not less than 100% of the principal amount of the Notes Outstanding;

         (c) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section 5.5, then any direction to the Indenture Trustee by Noteholders of Notes evidencing less than 100% of the principal amount of the Notes Outstanding to sell or liquidate the Indenture Trust Estate shall be of no force and effect; and

         (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section 5.11, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in costs or expenses for which it would not be adequately indemnified or expose it to personal liability or might materially adversely affect or unduly prejudice the rights of any Noteholders not consenting to such action.

         SECTION 5.12. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the holders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding may waive any past Default or Event of Default and its consequences except a Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be amended, supplemented or modified without the consent of each Noteholder. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder or group of Noteholders, in each case holding in the aggregate more than 10% of the principal amount of the Notes Outstanding or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         SECTION 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

         SECTION 5.16. Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so, and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller, the Depositor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement, or the performance and observance by the Seller of each of its obligations to the Depositor under or in connection with the Receivables Purchase Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement or the Receivables Purchase Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller, the Depositor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Depositor or the Servicer of each of their obligations under the Receivables Purchase Agreement and the Sale and Servicing Agreement.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Noteholders of Notes evidencing not less than a majority of the principal amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Depositor or the Servicer under or in connection with the Receivables Purchase Agreement and the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller, the

Depositor, the Servicer or the Bank, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Receivables Purchase Agreement and the Sale and Servicing Agreement and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         SECTION 6.1. Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

         (b)    Except during the continuance of an Event of Default:

                (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture or the other Basic Documents against the Indenture Trustee; and

                (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and, if required by the terms of this Indenture or the other Basic Documents, conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.1;

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Trustee Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith at the direction of the Noteholders in accordance with the terms of this Indenture; and

                (iv) the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than as directed by the Servicer or the Administrator, in either case, from funds available in the Collection Account, (D) except as otherwise set forth in
         Section 6.1(b)(ii), to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, or (E) to execute any certificates or other documents required pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder.

         (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

         (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Indenture except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of the Servicer in accordance with the terms of this Indenture.

         (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

         (h) The Indenture Trustee shall not be charged with knowledge of any Event of Default unless either (i) a Trustee Officer shall have actual knowledge of such Event of Default or (ii) written notice of such Event of Default shall have been given to the Indenture Trustee in accordance with the provisions of this Indenture.

         SECTION 6.2. Rights of Indenture Trustee. (a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any facts or matters stated in any such document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or under the Basic Documents or perform any duties hereunder or thereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto or to honor the request or direction of any of the Noteholders pursuant to this Indenture unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the reasonable costs, expenses, disbursements, advances and liabilities which might be incurred by it, its agents and its counsel in compliance with such request or direction.

         (g) Any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request.

         (h) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

         (i) The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.

         SECTION 6.3. Individual Rights of Indenture Trustee. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent hereunder may do the same with like rights.

         SECTION 6.4. Indenture Trustee's Disclaimer. The Indenture Trustee (i) shall not be responsible for, and makes no representation as to, the validity or adequacy of this Indenture, the Notes or any other Basic Document and (ii) shall not be accountable for the Issuer's use of the proceeds from the Notes, or responsible for any statement or omission of the Issuer in this Indenture or any other Basic Document or in any document issued in connection with the sale of the Notes or in the Notes (all of which shall be taken as statements of the Issuer) other than the Indenture Trustee's certificate of authentication.

         SECTION 6.5. Notice of Defaults; Insolvency or Dissolution of Depositor or the Seller. If a Default occurs and is continuing and if it is actually known to a Trustee Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of such Default within ninety (90) days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Trustee Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         SECTION 6.6. Reports by Indenture Trustee to Noteholders. Upon delivery to the Indenture Trustee by the Servicer of such information prepared by the Servicer pursuant to Section 3.9 of the Sale and Servicing Agreement as may be required to enable each Noteholder to prepare its federal and State income tax returns, the Indenture Trustee shall deliver such information to the Noteholders by mail, e-mail, courier, fax, or the Indenture Trustee's website at www.jpmorgan.com/sfr.

         SECTION 6.7. Compensation and Indemnity. (a) The Issuer shall cause the Administrator to pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Administrator to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall cause the Administrator to indemnify the Indenture Trustee, its directors, officers and agents for, and to hold it harmless against, any and all loss, liability or expense (including attorneys' fees and disbursements) incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall cause the Administrator to defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall cause the Administrator to pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator need reimburse any expense or indemnity against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         (b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

         SECTION 6.8. Replacement of Indenture Trustee. (a) No resignation or removal of the Indenture Trustee, and no appointment of a successor Indenture Trustee, shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this

Section 6.8 and payment in full of all sums due to the Indenture Trustee pursuant to Section 6.7. The Indenture Trustee may resign at any time by so notifying the Issuer. The holders of Notes evidencing not less than a majority in principal amount of the Notes may remove the Indenture Trustee without cause by so notifying the Indenture Trustee and the Issuer and may appoint a successor Indenture Trustee. The Administrator shall remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with Section 6.11;

                 (ii) an Insolvency Event occurs with respect to the Indenture Trustee;

                (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                 (iv) the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Administrator shall promptly appoint a successor Indenture Trustee.

         (b) Any successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, if all sums due the retiring Indenture Trustee pursuant to
Section 6.7 have been paid in full, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. If all sums due the retiring Indenture Trustee pursuant to
Section 6.7 have been paid in full, the retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         (c) If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the holders of Notes evidencing not less than a majority in principal amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. If the Indenture Trustee fails to comply with Section 6.11, any Noteholder who has been a bona fide Noteholder for at least six (6) months may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         (d) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the obligations of the Issuer and the Administrator under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

         SECTION 6.9. Successor Indenture Trustee by Merger. (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies with written notice of any such transaction.

         (b) In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee. In all such cases such certificates shall have the full force which it is provided anywhere in the Notes or in this Indenture that the certificate of the Indenture Trustee shall have.

         SECTION 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Indenture Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver an instrument to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Indenture Trust Estate, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

              (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee shall not be authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

              (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

             (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.11. Eligibility; Disqualification. (a) The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee or its parent shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall have a long-term debt rating of investment grade by each of the Rating Agencies or shall otherwise be acceptable to each of the Rating Agencies. The Indenture Trustee shall comply with TIA Section 310(b).

         (b)  Preferential Collection of Claims Against Issuer. The
Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

         SECTION 7.1. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished to the Indenture Trustee (a) not more than five (5) days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that (i) so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished and (ii) no such list shall be required to be furnished with respect to Noteholders of Book-Entry Notes.

         SECTION 7.2. Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in
Section 7.1 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes. Upon receipt by the Indenture Trustee of any request by three or more Noteholders or by one or more holders of Notes evidencing not less than 25% of the Notes Outstanding to receive a copy of the current list of Noteholders (whether or not made pursuant to TIA Section 312(b)), the Indenture Trustee shall promptly notify the Administrator thereof by providing to the Administrator a copy of such request and a copy of the list of Noteholders produced in response thereto.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         SECTION 7.3.  Reports by Issuer.  (a)  The Issuer shall:

                  (i) file with the Indenture Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Indenture Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA
         Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and
         (ii) of this Section 7.3(a) and by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall correspond to the calendar year.

         SECTION 7.4. Reports by Indenture Trustee. (a) If required by TIA
Section 313(a), within sixty (60) days after each May 15, beginning with May 15, 2005, the Indenture Trustee shall mail to each Noteholder as required by TIA
Section 313(c) a brief report dated as of such date that complies with TIA
Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

         (b) A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Indenture Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         SECTION 8.2. Trust Accounts. (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain the Trust Accounts as provided in Sections 4.1 and 4.7 of the Sale and Servicing Agreement.

         (b) On or before each Payment Date, the Servicer shall deposit all Available Collections with respect to the Collection Period preceding such Payment Date in the Collection Account as provided in Sections 4.2, 4.3, 4.4 and
4.5 of the Sale and Servicing Agreement. On or before each Payment Date, all amounts required to be withdrawn from the Reserve Account and deposited in the Collection Account pursuant to Section 4.5 of the Sale and Servicing Agreement shall be withdrawn by the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9 of the Sale and Servicing Agreement) from the Reserve Account and deposited to the Collection Account.

         (c) On each Payment Date, the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9 of the Sale and Servicing Agreement) shall make the following withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of Available Funds for such Payment Date (including funds, if any, deposited therein from the Reserve Account), in the following order of priority:

                  (i) first, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

                  (ii) second, to the Noteholders, the Accrued Class A Note Interest for such Payment Date; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis;

                  (iii) third, to the Noteholders, the Priority Note Principal Payment for such Payment Date, if any, to be distributed in the same priority as described under Section 8.2(d) of this Indenture;

                  (iv) fourth, to the Certificate Distribution Account, the Accrued Class B Certificate Interest for such Payment Date;

                  (v) fifth, to the Principal Distribution Account, the Regular Principal Distribution Amount (less any amounts distributed under clause (iii) above) for such Payment Date;

                  (vi) sixth, if such Payment Date is a Final Scheduled Payment Date for any Class, the amount necessary to reduce the remaining principal amount of such Class to zero after giving effect to the amount, if any, to be applied on such Payment Date to such Class from funds deposited pursuant to clauses (iii) and (v) above;

                  (vii) seventh, to the Reserve Account, the amount, if any, required to reinstate the amount in the Reserve Account up to the Specified Reserve Balance for such Payment Date;

                  (viii) eighth, to the Indenture Trustee and the Owner Trustee, all amounts for fees, expenses and indemnification due under Section
         6.7 of this Indenture and Section 7.1 of the Trust Agreement, respectively, and not previously paid; and

                  (ix) ninth, to the Depositor, any remaining Available Funds for such Payment Date.

Notwithstanding the foregoing in this Section 8.2(c),

                       (A) if the Notes have been accelerated after an Event
                  of Default specified in Section 5.1(iii), then the Indenture Trustee shall instead apply Available Funds in the following order of priority:

                          (1) to the Indenture Trustee and the Owner Trustee,
                    all amounts for fees, expenses and indemnification due under Section 6.7 of this Indenture and Section 7.1 of the Trust Agreement and not previously paid and to the Owner Trustee all amounts for fees, expenses and indemnification due under Section 6.2 of the Sale and Servicing Agreement and not previously paid;

                           (2) to the Servicer, the Servicing Fee and all unpaid
                    Servicing Fees from prior Collection Periods;

                           (3) to the Noteholders, the Accrued Class A Note
                    Interest for such Payment Date; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis;

                           (4) to the Noteholders, the Priority Note Principal
                    Payment, if any, for such Payment Date, if any, to be distributed in the same priority as described under
                    Section 8.2(d) of this Indenture;

                           (5) to the Certificate Distribution Account, the
                    Accrued Class B Certificate Interest for such Payment
                    Date;

                           (6) to the Principal Distribution Account, until the
                    principal amount of the Notes has been paid in full;

                           (7) to the Certificate Distribution Account, the
                    Certificate Balance of the Class B Certificates; and

                           (8) to the Depositor, any remaining Available Funds
                    for such Payment Date; and

                       (B) if the Notes have been accelerated after an Event
                  of Default specified in Section 5.1(i), (ii), (iv) or (v), then the Indenture Trustee shall instead apply Available Funds in the following order of priority:

                           (1) to the Indenture Trustee and the Owner Trustee,
                    all amounts due for fees, expenses and indemnification under Section 6.7 of this Indenture, Section 7.1 of the Trust Agreement and Section 6.2 of the Sale and Servicing Agreement, respectively, and not previously paid;

                           (2) to the Servicer, the Servicing Fee and all unpaid
                    Servicing Fees from prior Collection Periods;

                           (3) to the Noteholders, the Accrued Class A Note
                    Interest for such Payment Date; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis;

                           (4) to the Principal Distribution Account, until the
                    principal amount of the Notes has been paid in full;

                           (5) to the Certificate Distribution Account, the sum
                    of the Accrued Class B Certificate Interest for such Payment Date and the Certificate Balance of the Class B Certificates; and

                           (6) to the Depositor, any remaining Available Funds
                    for such Payment Date.

         (d) If the Notes have not been accelerated because of an Event of Default, on each Payment Date, the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9 of the Sale and Servicing Agreement) shall withdraw the funds deposited in the Principal Distribution Account on such Payment Date and make distributions and payments in the following order of priority:

                  (i) first, to the holders of the Class A-1 Notes on a pro rata basis in reduction of principal until the principal amount of the Class A-1 Notes has been paid in full;

                  (ii) second, to the holders of the Class A-2 Notes on a pro rata basis in reduction of principal until the principal amount of the Class A-2 Notes has been paid in full;

                  (iii) third, to the holders of the Class A-3 Notes on a pro rata basis in reduction of principal until the principal amount of the Class A-3 Notes have been paid in full;

                  (iv) fourth, to the holders of the Class A-4 Notes on a pro rata basis in reduction of principal until the principal amount of the Class A-4 Notes have been paid in full; and

                  (v) fifth, to the Certificate Distribution Account in reduction of the Certificate Balance of the Class B Certificates until the Certificate Balance of the Class B Certificates has been reduced to zero.

Any funds remaining on deposit in the Principal Distribution Account shall be paid to the Indenture Trustee and the Owner Trustee to the extent, if any, of amounts due to them under the Sale and Servicing Agreement that are unpaid and then to the Depositor.

         Notwithstanding the foregoing in this Section 8.2(d), if the Notes have been accelerated after an Event of Default, then the Indenture Trustee shall (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9 of the Sale and Servicing Agreement) withdraw the funds deposited in the Principal Distribution Account on each Payment Date and pay them, first, to the holders of the Class A-1 Notes until the principal amount of the Class A-1 Notes have been paid in full and then to the holders of the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes on a pro rata basis in reduction of principal until the principal amount of such Notes has been paid in full.

         SECTION 8.3. General Provisions Regarding Accounts. (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Collection Account and the Reserve Account shall be invested by the Indenture Trustee at the written direction of the Servicer, in the case of the Collection Account, and at the written direction of the Depositor, in the case of the Reserve Account, in Permitted Investments as provided in Sections 4.1 and 4.7 of the Sale and Servicing Agreement. All income or other gain (net of losses and investment expenses) from investments of monies deposited in the Collection

Account shall be withdrawn by the Indenture Trustee from such accounts and distributed as provided in Section 4.1 of the Sale and Servicing Agreement. Amounts in the Reserve Account (including net income and gain) shall be applied as provided in Section 4.7 of the Sale and Servicing Agreement. The Servicer or the Depositor as applicable, shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

         (b) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         (c) If (i) the Servicer or the Depositor, as applicable, shall have failed to give investment directions for any funds on deposit in the Collection Account or the Reserve Account to the Indenture Trustee or (ii) to the actual knowledge of a Trustee Officer of the Indenture Trustee, a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section
5.2 or (iii) if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Indenture Trust Estate are being applied in accordance with Section 5.4 as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, retain funds in the Collection Account or the Reserve Account, as the case may be, uninvested.

         SECTION 8.4. Release of Indenture Trust Estate. (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this
Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.7 have been paid in full, release any remaining portion of the Indenture Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

         (c) Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges that from time to time the Indenture Trustee shall release the lien of this Indenture on any Receivable to be sold to (i) the Depositor in accordance with Section 2.3 of the Sale and Servicing Agreement and (ii) to the Servicer in accordance with
Section 3.7 of the Sale and Servicing Agreement.

         SECTION 8.5. Opinion of Counsel. The Indenture Trustee shall receive at least seven (7) days' notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, except in connection with any action contemplated by Section 8.4(c), as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Indenture Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.1. Supplemental Indentures Without Consent of Noteholders.
(a) Without the consent of the Noteholders but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or under any supplemental indenture which shall not be inconsistent with the provisions of the Indenture; provided that such action shall not materially adversely affect the interests of the Noteholders;

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI; or

                  (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to affect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

         With respect to (iv) above, prior to the execution of such supplemental indenture, the Rating Agency Condition shall have been satisfied.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner (other than the modifications set forth in Section 9.2) the rights of the Noteholders under this Indenture; provided, however, that (i) such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder, (ii) the Rating Agency Condition shall have been satisfied with respect to such action and (iii) such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal or any then Applicable Tax State income taxation of any Notes Outstanding or Outstanding Certificates or any Noteholder or Certificateholder.

         SECTION 9.2. Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that (i) the Rating Agency Condition shall have been satisfied with respect to such action and (ii) such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal or any then Applicable Tax State income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal or any then Applicable Tax State income taxation of any Notes Outstanding or Outstanding Certificates or any Noteholder or Certificateholder, and (iii) (x) such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder, with respect to supplemental indentures relating to matters other than those specified in clause (y) below or (y) the Noteholders of each Outstanding Note affected thereby shall have consented thereto, with respect to any supplemental indenture which would:

                  (i)   modify or alter provisions of this Section 9.2;

                  (ii) change the Final Scheduled Payment Date or the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Prepayment Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Indenture Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Prepayment Date);

                  (iii) reduce the percentage of the principal amount of the Notes Outstanding, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults or Events of Default hereunder and their consequences provided for in this Indenture;

                  (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (v) reduce the percentage of the principal amount of the Notes Outstanding required to direct or consent to a sale or liquidation by the Indenture Trustee of the Indenture Trust Estate pursuant to Section 5.4 if the proceeds of such sale or liquidation would be insufficient to pay the principal amount and accrued but unpaid interest on the Notes and/or the Certificates, as applicable;

                  (vi) modify any provision of this Indenture specifying a percentage of the aggregate principal amount of the Notes necessary to amend this Indenture or the other Basic Documents except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the holder of each Outstanding Note affected thereby;

                  (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the redemption of the Notes contained herein; or

                 (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any such collateral at any time subject hereto or deprive any Noteholder of the security provided by the lien of this Indenture.

The Indenture Trustee may in its discretion or upon receipt of an Opinion of Counsel determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Noteholders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders under this Section
9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Noteholders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution and delivery of such supplemental indenture have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.



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

         SECTION 9.6. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                                  PREPAYMENT

         SECTION 10.1. Prepayment. The Class A Notes are subject to prepayment on any Payment Date on which the Servicer exercises its option to purchase the assets of the Issuer pursuant to Section 8.1 of the Sale and Servicing Agreement, and the amount paid by the Servicer shall be treated as collections of Receivables and applied to pay the unpaid principal amount of the Notes and the Certificate Balance of the Certificates plus accrued and unpaid interest thereon. If the Notes are to be prepaid pursuant to this Section 10.1, the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee and the Rating Agencies not later than forty (40) days prior to the Prepayment Date (and the Indenture Trustee shall promptly furnish notice to the Noteholders) and the Servicer or the Issuer shall deposit by 10:00 a.m. (New York City time) on the Prepayment Date with the Indenture Trustee in the Collection Account the Prepayment Price of the Notes, whereupon all Notes shall be due and payable on the Prepayment Date.

         SECTION 10.2. Form of Prepayment Notice. Notice of prepayment under
Section 10.1 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted promptly following receipt of notice from the Issuer or Servicer pursuant to Section 10.1, but not later than thirty (30) days prior to the applicable Prepayment Date, to each Noteholder as of the close of business on the Record Date preceding the applicable Prepayment Date, at such Noteholder's address or facsimile number appearing in the Note Register.

         All notices of prepayment shall state:

                  (i)   the Prepayment Date;

                  (ii)  the Prepayment Price;

                  (iii) the place where such Notes are to be surrendered for payment of the Prepayment Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

                  (iv) that on the Prepayment Date, the Prepayment Price will become due and payable upon each such Note and that interest thereon shall cease to accrue for and after said date.



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

Notice of prepayment of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of prepayment, or any defect therein, to any Noteholder shall not impair or affect the validity of the prepayment of any other Note.

         SECTION 10.3. Notes Payable on Prepayment Date. The Notes shall, following notice of prepayment as required by Section 10.2, shall on the Prepayment Date become due and payable at the Prepayment Price and (unless the Issuer shall default in the payment of the Prepayment Price) no interest shall accrue on the Prepayment Price for any period after the date to which accrued interest is calculated for purposes of calculating the Prepayment Price.

                                  ARTICLE XI

                                 MISCELLANEOUS

         SECTION 11.1. Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (A) a statement that each signatory of such
                  certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (B) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (C) a statement that, in the opinion of each such
                  signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (D) a statement as to whether, in the opinion of each
                  such signatory, such condition or covenant has been complied with.

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is ten percent (10%) or more of the principal amount of the Notes Outstanding, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the principal amount of the Notes Outstanding.

                  (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause
         (iii) above and this clause (iv), equals ten percent (10%) or more of the principal amount of the Notes Outstanding, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the principal amount of the Notes Outstanding.

                  (v) Notwithstanding Section 2.10 or any other provisions of this Section 11.1, the Issuer may, without compliance with the requirements of the other provisions of this Section 11.1, (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed Vehicles as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

         SECTION 11.2. Form of Documents Delivered to Indenture Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such




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

Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Depositor, the Seller, the Administrator or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Depositor, the Seller, the Administrator or the Issuer, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.



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

         (c)  The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Notes shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.4. Notices, etc., to Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                  (i) the Indenture Trustee by any Noteholder, the Servicer, the Administrator or the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust office; or

                  (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: USAA Auto Owner Trust 2004-3, in care of Wachovia Bank of Delaware, National Association, One Rodney Square, 920 King Street, 1st Floor, Wilmington, DE 19801, with a copy to the Administrator at 10750 McDermott Freeway, San Antonio, TX 78288, Attention: Secretary, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, telecopied or mailed by certified mail, return receipt requested, to
(i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and
(ii) in case of Standard & Poor's, at the following address: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department.

         SECTION 11.5. Notices to Noteholders; Waiver. (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         (d)  Where this Indenture provides for notice to the Rating
Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         SECTION 11.6. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee or any Note Paying Agent to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.7. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control.

         The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 11.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.9. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         SECTION 11.10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.



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

         SECTION 11.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Indenture Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.13. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which shall be counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI and VII of the Trust Agreement.

         SECTION 11.17. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder or Note Owner, by accepting a Note or, in the case of a Note Owner, a beneficial interest in a Note, hereby covenant and agree that prior to the end of the period that is one year and one day after there has been paid in full all debt issued by any securitization vehicle in respect of which the Seller or the Depositor holds any interest, they will not institute against the Issuer, or join in, or assist or encourage others to institute any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

         SECTION 11.18. Subordination Agreement. Each Class A Noteholder, by accepting a Class A Note, hereby covenants and agrees that, to the extent it is deemed to have any interest in any assets of the Seller or the Depositor, or a securitization vehicle (other than the Trust) related to the Seller or the Depositor, dedicated to other debt obligations of the Seller or the Depositor or debt obligations of any other securitization vehicle (other than the Trust) related to the Seller or the Depositor, its interest in those assets is subordinate to claims or rights of such other debtholders to those other assets. Furthermore, each Class A Noteholder, by accepting a Class A Note, hereby covenants and agrees that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

         SECTION 11.19. No Recourse. Notwithstanding any provisions herein to the contrary, all of the obligations of the Issuer under or in connection with the Class A Notes and this Indenture are nonrecourse obligations of the Issuer payable solely from the Collateral and following realization of the Collateral and its reduction to zero, any claims of the Class A Noteholders and the Indenture Trustee (other than in respect of Section 6.7) against the Issuer shall be extinguished and shall not thereafter revive. It is understood that the foregoing provisions of this Section 11.19 shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Class A Notes or secured by this Indenture (to the extent it relates to the obligation to make payments on the Class A Notes) until such Collateral has been realized and reduced to zero, whereupon any Outstanding indebtedness or obligation in respect of the Class A Notes shall be extinguished and shall not thereafter revive. It is further understood that the foregoing provisions of this Section 11.19 shall not limit the right of any Person to name the Issuer as a party defendant in any Proceeding or in the exercise of any other remedy under the Class A Notes or this Indenture, so long as no judgment in the nature of a deficiency judgement shall be asked for or (if obtained) enforced against any such Person or entity.

         SECTION 11.20. Inspection. The Issuer agrees that, with reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                  USAA AUTO OWNER TRUST 2004-3


                                  By:   Wachovia Bank of Delaware, National
                                        Association, not in its individual
                                        capacity but solely as Owner Trustee of
                                        USAA Auto Owner Trust 2004-3


                                        By: /s/ Rita M. Ritrovato
                                            ---------------------------------
                                            Name:   Rita M. Ritrovato
                                            Title:  Trust Officer


                                  JPMORGAN CHASE BANK, NATIONAL
                                  ASSOCIATION,
                                  not in its individual capacity but solely as Indenture Trustee


                                        By:  /s/ Melissa Wilman
                                            ----------------------------
                                        Name:  Melissa Wilman
                                        Title: Vice President

                                   EXHIBIT A-1

                             FORM OF CLASS A-1 NOTE

         [FOR BOOK ENTRY NOTES] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                          $256,000,000

No. A-1-__                          CUSIP NO. 903278BM0

                         USAA AUTO OWNER TRUST 2004-3

                     CLASS A-1 2.3365% ASSET BACKED NOTES

         USAA Auto Owner Trust 2004-3, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _______________ dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $___________ (the original face amount of this Note) and the denominator of which is $256,000,000 by (ii) the aggregate amount, if any, payable to holders of Class A-1 Notes on such Payment Date from the Principal Distribution Account or otherwise in respect of principal on the Class A-1 Notes pursuant to Section 3.1 of the Indenture dated as of November 17, 2004 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and JPMorgan Chase Bank, National Association, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the November 2005 Payment Date (the "Class A-1 Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in
Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

         The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note Outstanding on the preceding Payment Date or the Closing Date in the case of the first Payment Date (after giving effect to all payments of principal made on such




                                    A-1-1
preceding Payment Date), subject to certain limitations contained in Section
3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the previous Payment Date on which interest has been paid (or, in the case of the initial Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]



                                    A-1-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: November 17, 2004

                                   USAA AUTO OWNER TRUST 2004-3


                                   By:  Wachovia Bank of Delaware, National
                                        Association, not in its individual
                                        capacity but solely as Owner Trustee of
                                        USAA Auto Owner Trust 2004-3


                                        By:
                                               -------------------------------
                                                   Authorized Officer


         INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-1 Notes designated above and referred to in the within-mentioned Indenture.

Date: November 17, 2004

                                   JPMORGAN CHASE BANK, NATIONAL
                                   ASSOCIATION,
                                   not in its individual capacity but solely as Indenture Trustee


                                        By:
                                               -----------------------------
                                                     Authorized Officer


                                    A-1-3

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 2.3365% Asset Backed Notes (the "Class A-1 Notes") which, together with the Issuer's Class A-2 2.79% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 3.16% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 3.53% Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes" or the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

         The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-1 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 15th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing December 15, 2004.

         As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-1 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Class A Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

         Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be




                                    A-1-4
available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         The Issuer shall pay interest on overdue installments of interest at the Class A-1 Rate to the extent lawful.

         As provided in the Indenture, the Notes may be prepaid, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

         As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or



                                    A-1-5
similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the amendment thereof by the Issuer and the Indenture Trustee without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

         No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.



                                    A-1-6

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Indenture Trustee, in its individual capacity, Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.




                                    A-1-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

-----------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

-------------------------------------------------------------------------------
         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, attorney, to transfer said
Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________                    ____________________________*/
                                                Signature Guaranteed

                                                ____________________________*/


---------------------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.



                                    A-1-8

                                   EXHIBIT A-2

                             FORM OF CLASS A-2 NOTE

         [FOR BOOK-ENTRY NOTES] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                           $247,000,000

No. A-2-___                          CUSIP NO. 903278BN8

                         USAA AUTO OWNER TRUST 2004-3

                      CLASS A-2 2.79% ASSET BACKED NOTES

         USAA Auto Owner Trust 2004-3, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ______________________ dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $___________ (the original face amount of this Note) and the denominator of which is $247,000,000 by (ii) the aggregate amount, if any, payable to holders of Class A-2 Notes on such Payment Date from the Principal Distribution Account or otherwise in respect of principal on the Class A-2 Notes pursuant to Section 3.1 of the Indenture dated as of November 17, 2004 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and JPMorgan Chase Bank, National Association, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the June 2007 Payment Date (the "Class A-2 Final Scheduled Payment Date"). No payments of principal of the Class A-2 Notes will be made until the Class A-1 Notes have been paid in full. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

         The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note Outstanding on the preceding Payment Date or the Closing Date





                                    A-2-1
in the case of the first Payment Date (after giving effect to all payments of principal made on such preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the fifteenth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the fifteenth day of the calendar month of the Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]





                                    A-2-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: November 17, 2004

                                  USAA AUTO OWNER TRUST 2004-3


                                  By:  Wachovia Bank of Delaware, National
                                       Association, not in its individual
                                       capacity but solely as Owner Trustee of
                                       USAA Auto Owner Trust 2004-3


                                       By:
                                            ----------------------------------
                                                  Authorized Officer


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-2 Notes designated above and referred to in the within-mentioned Indenture.

Date: November 17, 2004

                                  JPMORGAN CHASE BANK, NATIONAL
                                  ASSOCIATION,
                                  not in its individual capacity but solely as Indenture Trustee


                                       By:
                                           -----------------------------------
                                                   Authorized Officer



                                    A-2-3

                               [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2 2.79% Asset Backed Notes (the "Class A-2 Notes") which, together with the Issuer's Class A-1 2.3365% Asset Backed Notes (the "Class A-1 Notes"), Class A-3 3.16% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 3.53% Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and Class A-3 Notes, the "Class A Notes" or the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

         The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-2 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 15th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing December 15, 2004.

         As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-2 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Class A Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

         Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be



                                    A-2-4
available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         The Issuer shall pay interest on overdue installments of interest at the Class A-2 Rate to the extent lawful.

         As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

         As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or




                                    A-2-5
similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the amendment thereof by the Issuer and the Indenture Trustee without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

         No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.



                                    A-2-6

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Indenture Trustee, in its individual capacity, Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.




                                    A-2-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

-----------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

-------------------------------------------------------------------------------
         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________                   ____________________________*/
                                               Signature Guaranteed

                                               ____________________________*/

---------------------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.




                                    A-2-8

                                   EXHIBIT A-3

                             FORM OF CLASS A-3 NOTE

         [FOR BOOK-ENTRY NOTES] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                               $385,000,000

No. A-3-___                              CUSIP NO. 903278BP3

                         USAA AUTO OWNER TRUST 2004-3

                      CLASS A-3 3.16% ASSET BACKED NOTES

         USAA Auto Owner Trust 2004-3, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ____________________ dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $__________ (the original face amount of this Note) and the denominator of which is $385,000,000 by (ii) the aggregate amount, if any, payable to holders of Class A-3 Notes on such Payment Date from the Principal Distribution Account or otherwise in respect of principal on the Class A-3 Notes pursuant to Section 3.1 of the Indenture dated as of November 17, 2004 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and JPMorgan Chase Bank, National Association, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the February 2009 Payment Date (the "Class A-3 Final Scheduled Payment Date"). No payments of principal of the Class A-3 Notes will be made until the Class A-1 Notes and, except in the case of an Event of Default, Class A-2 Notes have been paid in full. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

         The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the




                                    A-3-1
principal amount of this Note Outstanding on the preceding Payment Date or the Closing Date in the case of the first Payment Date (after giving effect to all payments of principal made on such preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the fifteenth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the fifteenth day of the calendar month of the Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]




                                    A-3-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: November 17, 2004            USAA AUTO OWNER TRUST 2004-3

                                   By:  Wachovia Bank of Delaware, National
                                        Association, not in its individual
                                        capacity but solely as Owner Trustee of
                                        USAA Auto Owner Trust 2004-3


                                        By:
                                             ---------------------------------
                                                   Authorized Officer


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-3 Notes designated above and referred to in the within-mentioned Indenture.

Date: November 17, 2004

                                   JPMORGAN CHASE BANK, NATIONAL
                                   ASSOCIATION,
                                   not in its individual capacity but solely as Indenture Trustee


                                        By:
                                             ---------------------------------
                                                    Authorized Officer



                                    A-3-3

                               [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-3 3.16% Asset Backed Notes (the "Class A-3 Notes") which, together with the Issuer's Class A-1 2.3365% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 2.79% Asset Backed Notes (the "Class A-2 Notes") and Class A-4 3.53% Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes" or the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

         The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-3 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 15th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing December 15, 2004.

         As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-3 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Class A Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Noteholders entitled thereto.

         Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be




                                    A-3-4
available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         The Issuer shall pay interest on overdue installments of interest at the Class A-3 Rate to the extent lawful.

         As provided in the Indenture, the Notes may be prepaid, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

         As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or





                                    A-3-5
similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the amendment thereof by the Issuer and the Indenture Trustee without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

         No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.



                                    A-3-6

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Indenture Trustee, in its individual capacity, Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.



                                    A-3-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

----------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

-------------------------------------------------------------------------------
         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________                   ____________________________*/
                                               Signature Guaranteed


                                               ____________________________*/


---------------------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.





                                    A-3-8

                                   EXHIBIT A-4

                             FORM OF CLASS A-4 NOTE

         [FOR BOOK-ENTRY NOTES] [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                             $220,170,000

No. A-4-___                            CUSIP NO. 903278BQ1

                         USAA AUTO OWNER TRUST 2004-3

                      CLASS A-4 3.53% ASSET BACKED NOTES

         USAA Auto Owner Trust 2004-3, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _____________________ dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $__________ (the original face amount of this Note) and the denominator of which is $220,170,000 by (ii) the aggregate amount, if any, payable to holders of Class A-4 Notes on such Payment Date from the Principal Distribution Account or otherwise in respect of principal on the Class A-4 Notes pursuant to Section 3.1 of the Indenture dated as of November 17, 2004 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and JPMorgan Chase Bank, National Association, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the June 2011 Payment Date (the "Class A-4 Final Scheduled Payment Date"). No payments of principal of the Class A-4 Notes will be made until the Class A-1 Notes and, except in the case of an Event of Default, the Class A-2 Notes and Class A-3 Notes have been paid in full. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

         The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the




                                    A-4-1
principal amount of this Note Outstanding on the preceding Payment Date or the Closing Date in the case of the first Payment Date (after giving effect to all payments of principal made on such preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the fifteenth day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the fifteenth day of the calendar month of the Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]



                                    A-4-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: November 17, 2004              USAA AUTO OWNER TRUST 2004-3

                                     By:   Wachovia Bank of Delaware, National
                                           Association, not in its individual
                                           capacity but solely as Owner Trustee
                                           of USAA Auto Owner Trust 2004-3


                                           By:
                                                -----------------------------
                                                      Authorized Officer


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-4 Notes designated above and referred to in the within-mentioned Indenture.

Date: November 17, 2004

                                     JPMORGAN CHASE BANK, NATIONAL
                                     ASSOCIATION,
                                     not in its individual capacity but solely as Indenture Trustee


                                           By:
                                                -----------------------------
                                                      Authorized Officer




                                    A-4-3

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-4 3.53% Asset Backed Notes (the "Class A-4 Notes") which, together with the Issuer's Class A-1 2.3365% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 2.79% Asset Backed Notes (the "Class A-2 Notes") and Class A-3 3.16% Asset Backed Notes (the "Class A-3 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-4 Notes, the "Class A Notes" or the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

         The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-4 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 15th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing December 15, 2004.

         As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-4 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Class A Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Noteholders entitled thereto.

         Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be




                                    A-4-4
available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

         The Issuer shall pay interest on overdue installments of interest at the Class A-4 Rate to the extent lawful.

         As provided in the Indenture, the Notes may be prepaid, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

         As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or





                                    A-4-5
similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income, and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits (with certain exceptions requiring the consent of all Noteholders adversely affected) the amendment thereof by the Issuer and the Indenture Trustee without the consent of the Noteholders provided certain conditions are satisfied. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

         No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.




                                    A-4-6

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Indenture Trustee, in its individual capacity, Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.




                                    A-4-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

----------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------
         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________                    ____________________________*/
                                                Signature Guaranteed


                                                ____________________________*/

---------------------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.




                                    A-4-8

                                   SCHEDULE A

                             Schedule of Receivables

                        [On file with Indenture Trustee]

                                   APPENDIX A

                              DEFINITIONS AND USAGE

      The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this Appendix:

      (a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

      (b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

      The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" and its variations shall be deemed to be followed by "without limitation."

      The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

      Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                  Definitions

      "Accrued Class A Note Interest" shall mean, with respect to any Payment Date, the sum of the Class A Noteholders' Monthly Accrued Interest for such Payment Date and the Class A Noteholders' Interest Carryover Shortfall for such Payment Date.



                                 Appendix A-1

      "Accrued Class B Certificate Interest" shall mean, with respect to any Payment Date, the sum of the Class B Certificateholders' Monthly Accrued Interest for such Payment Date and the Class B Certificateholders' Interest Carryover Shortfall for such Payment Date.

      "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

      "Administration Agreement" shall mean the Administration Agreement, dated as of November 17, 2004, by and among the Administrator, the Issuer and the Indenture Trustee.

      "Administrator" shall mean the Bank, in its capacity as administrator under the Administration Agreement, or any successor Administrator thereunder.

      "Advance" shall mean the amount of interest, as of a Determination Date, which the Servicer is required to advance on the Receivables pursuant to
Section 4.4(a) of the Sale and Servicing Agreement.

      "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

      "Amount Financed" shall mean, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

      "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

      "Applicable Tax State" shall mean, as of any date of determination, each State as to which any of the following is then applicable: (a) a State in which the Owner Trustee maintains its Corporate Trust Office and (b) the State of Texas.

      "Authenticating Agent" shall have the meaning specified in Section 2.14 of the Indenture or 3.14 of the Trust Agreement, as applicable.

      "Authorized Officer" shall mean, (i) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement; and (ii) with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a



                                 Appendix A-2
particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Indenture or the Trust Agreement, as applicable, and shall also mean, with respect to the Owner Trustee, any officer of the Administrator.

      "Available Collections" shall mean, for any Payment Date, the sum of the following amounts with respect to the Collection Period preceding such Payment
Date: (i) all payments collected with respect to Receivables; (ii) all Liquidation Proceeds attributable to Receivables which were designated as Defaulted Receivables in prior Collection Periods in accordance with the Servicer's customary servicing procedures; (iii) all Advances made by the Servicer of interest due on the Receivables; (iv) the Purchase Amount received with respect to each Receivable that became a Purchased Receivable during such Collection Period; and (v) partial prepayments of any refunded item included in the principal balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the Scheduled Payment as of the Cut-off Date; provided however, that in calculating the Available Collections the following will be excluded: (i) amounts received on any Receivable to the extent that the Servicer has previously made an unreimbursed Advance on such Receivable and the amount received exceeds the accrued and unpaid interest on such Receivable; (ii) amounts received on any of the Receivables to the extent that the Servicer has previously made an unreimbursed Advance on a Receivable which is not recoverable from collections on the particular Receivable; (iii) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in Available Funds in a prior Collection Period; (iv) Liquidation Proceeds with respect to a Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Advances; and (v) amounts constituting the Supplemental Servicing Fee.

      "Available Funds" shall mean, for any Payment Date, the sum of the Available Collections for such Payment Date and the Reserve Account Excess Amount for such Payment Date.

      "Average Delinquency Ratio" shall mean, for any Payment Date, the average of the Delinquency Ratios for the preceding three Collection Periods.

      "Average Delinquency Trigger Percentage" shall mean 1.25%.

      "Average Net Loss Ratio" shall mean, for any Payment Date, the average of the Net Loss Ratios for the preceding three Collection Periods.

      "Average Net Loss Trigger Percentage" shall mean 1.25%.

      "Bank" shall mean USAA Federal Savings Bank, a federally chartered savings association.

      "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.



                                 Appendix A-3

      "Basic Documents" shall mean the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Receivables Purchase Agreement, the Indenture, the Administration Agreement, the Underwriting Agreement, the Note Depository Agreement and the other documents and certificates delivered in connection therewith.

      "Book-Entry Certificate" shall mean, a beneficial interest in any of the Class B Certificates issued in book-entry form as described in Section 3.2 of the Trust Agreement.

      "Book-Entry Note" shall mean a beneficial interest in any of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, in each case issued in book-entry form.

      "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York, the State of Delaware or the State of Texas are authorized by law, regulation or executive order to be closed.

      "Certificate Balance" shall mean, as the context so requires, (i) with respect to all the Class B Certificates, an amount equal to, initially, the Initial Certificate Balance of the Class B Certificates and, thereafter, an amount equal to the Initial Certificate Balance of the Class B Certificates, reduced by all amounts distributed to Class B Certificateholders and allocable to principal or (ii) with respect to any Class B Certificate, an amount equal to, initially, the initial denomination of such Class B Certificate and, thereafter, an amount equal to such initial denomination, reduced by all amounts distributed in respect of such Class B Certificate and allocable to principal; provided, that, unless all of the Certificates are owned by the Depositor or an Affiliate of the Depositor, in determining whether the holders of Class B Certificates evidencing the requisite portion or percentage of the Certificate Balance have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Class B Certificates owned by the Issuer, any other obligor upon the Class B Certificates, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Certificate Balance except that, in determining whether the Indenture Trustee and Owner Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Class B Certificates that a Trustee Officer of the Indenture Trustee, if applicable, and an Authorized Officer of the Owner Trustee with direct responsibility for the administration of the Trust Agreement, if applicable, knows to be so owned shall be so disregarded. Class B Certificates so owned that have been pledged in good faith may be regarded as included in the Certificate Balance if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as applicable, the pledgee's right so to act with respect to such Class B Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

      "Certificate Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

      "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to the Trust Agreement filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.



                                 Appendix A-4

      "Certificate Owner" shall mean, with respect to any Book-Entry Certificate, the Person who is the beneficial owner of the Book-Entry Certificate, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

      "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.10 of the Trust Agreement and shall initially be the Owner Trustee.

      "Certificate Pool Factor" shall mean, as of the close of business on the last day of a Collection Period, a seven-digit decimal figure calculated by the Servicer and equal to the Certificate Balance of the Class B Certificates (after giving effect to any reductions therein to be made on the immediately following Payment Date) divided by the Initial Certificate Balance of the Class B Certificates. Each Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, each Certificate Pool Factor will decline to reflect reductions in the Certificate Balance of the Class B Certificates.

      "Certificate Register" and "Certificate Registrar" shall have the respective meanings specified in Section 3.5 of the Trust Agreement.

      "Certificateholder" or "holder of a Certificate" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

      "Certificates" shall mean the Class B Certificates.

      "Class" shall mean (i) a class of Notes, which may be the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes or (ii) the Class B Certificates.

      "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

      "Class A Noteholder" shall mean a Noteholder.

      "Class A Noteholders' Interest Carryover Shortfall" shall mean, for any Payment Date, the excess of the Accrued Class A Note Interest for the preceding Payment Date over the amount in respect of interest that is actually paid to Noteholders of Class A Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class A Notes on the preceding Payment Date, to the extent permitted by law, at the respective Note Interest Rates borne by such Class A Notes for the related Interest Period.

      "Class A Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes at the respective Note Interest Rate for such Class in accordance with its terms on the outstanding principal amount of the Notes of each such Class on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the holders of the Notes of such Class on or prior to such preceding Payment Date.



                                 Appendix A-5

      "Class A-1 Final Scheduled Payment Date" shall mean the November 2005 Payment Date.

      "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1
Note is registered on the Note Register.

      "Class A-1 Notes" shall mean the $256,000,000 aggregate initial principal amount Class A-1 2.3365% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

      "Class A-1 Rate" shall mean 2.3365% per annum. Interest with respect to the Class A-1 Notes shall be computed on the basis of actual days elapsed in the applicable Interest Period divided by 360 for all purposes of the Basic Documents.

      "Class A-2 Final Scheduled Payment Date" shall mean the June 2007 Payment Date.

      "Class A-2 Noteholder" shall mean the Person in whose name a Class A-2
Note is registered on the Note Register.

      "Class A-2 Notes" shall mean the $247,000,000 aggregate initial principal amount Class A-2 2.79% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2 to the Indenture.

      "Class A-2 Rate" shall mean 2.79% per annum. Interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

      "Class A-3 Final Scheduled Payment Date" shall mean the February 2009 Payment Date.

      "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3
Note is registered on the Note Register.

      "Class A-3 Notes" shall mean the $385,000,000 aggregate initial principal amount Class A-3 3.16% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3 to the Indenture.

      "Class A-3 Rate" shall mean 3.16% per annum. Interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

      "Class A-4 Final Scheduled Payment Date" shall mean the June 2011 Payment Date.

      "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4
Note is registered on the Note Register.

      "Class A-4 Notes" shall mean the $220,170,000 aggregate initial principal amount Class A-4 3.53% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4 to the Indenture.



                                 Appendix A-6

      "Class A-4 Rate" shall mean 3.53% per annum. Interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

      "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

      "Class B Certificateholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the Accrued Class B Certificate Interest for the preceding Payment Date over the amount in respect of interest that is actually paid to Class B Certificateholders on such preceding Payment Date, plus thirty (30) days of interest on such excess, to the extent permitted by law, at the Class B Rate.

      "Class B Certificateholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, thirty (30) days of interest (or, in the case of the first Payment Date, interest accrued from and including the Closing Date to but excluding such Payment Date) at the Class B Rate on the Certificate Balance on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all distributions allocable to the reduction of the Certificate Balance made on or prior to such preceding Payment Date.

      "Class B Certificates" shall mean the $31,346,511 aggregate initial principal balance Class B 4.48% Asset Backed Certificates evidencing the beneficial interest of a Class B Certificateholder in the property of the Trust, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Class B Certificateholders to receive distributions on the Class B Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

      "Class B Final Scheduled Payment Date" shall mean the June 2011 Payment Date.

      "Class B Rate" shall mean 4.48% per annum. Interest with respect to the Class B Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

      "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

      "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

      "Closing Date" shall mean November 17, 2004.

      "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

      "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.



                                 Appendix A-7

      "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1(a) of the Sale and Servicing Agreement.

      "Collection Period" shall mean, with respect to the first Payment Date, the period from and including the Cut-off Date to and including November 30, 2004 and, with respect to each subsequent Payment Date, the calendar month preceding the calendar month in which the Payment Date occurs.

      "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

      "Commission" shall mean the Securities and Exchange Commission.

      "Computer Tape" shall mean the computer tape generated by the Seller which provides information relating to the Receivables and which was used by the Seller in selecting the Receivables conveyed to the Trust hereunder.

      "Corporate Trust Office" shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at One Rodney Square, 920 King Street, 1st Floor, Wilmington, Delaware 19801 or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor); and (ii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee located at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services/Global Debt--USAA 2004-3 or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

      "Covered Plan" shall mean any "employee benefit plan" within the meaning of Section 3(3) of ERISA, whether or not subject to Title I of ERISA, including any U.S. governmental or non-U.S. pension plan, or any "plan" subject to Section 4975 of the Code

      "Cut-off Date" shall mean November 1, 2004.

      "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

      "Defaulted Receivable" shall mean a Receivable (i) that the Servicer determines is unlikely to be paid in full or (ii) with respect to which at least 5% of a Scheduled Payment is 120 or more days delinquent as of the end of a calendar month.

      "Definitive Certificates" shall have the meaning specified in Section
3.13 of the Trust Agreement.

      "Definitive Notes" shall have the meaning specified in Section 2.11 of the Indenture.



                                 Appendix A-8

      "Delinquency Ratio" shall mean, for any Collection Period, the ratio, expressed as a percentage, of (a) the Principal Balance of all outstanding Receivables (other than Purchased Receivables and Defaulted Receivables) that are 60 or more days delinquent as of the end of such Collection Period, determined in accordance with the Servicer's customary practices, plus Receivables as to which the related Financial Vehicle has been repossessed but not sold, to (b) the Pool Balance as of the last day of such Collection Period.

      "Depositor" shall mean USAA Acceptance, LLC, a Delaware limited liability company.

      "Determination Date" shall mean, with respect to any Collection Period, the second Business Day immediately preceding the Payment Date following such Collection Period.

      "Eligible Deposit Account" shall mean either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

      "Eligible Institution" shall mean either (i) the corporate trust department of the Indenture Trustee or the Owner Trustee, as applicable; or
(ii) a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (1) which has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "Baa3" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of "A-1+" by Standard & Poor' and "Prime-1" by Moody's and (2) whose deposits are insured by the FDIC.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

      "Event of Default" shall have the meaning specified in Section 5.1 of the Indenture.

      "Event of Servicing Termination" shall mean an event specified in
Section 7.1 of the Sale and Servicing Agreement.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Executive Officer" shall mean, with respect to any corporation or depository institution, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

      "FDIC" shall mean the Federal Deposit Insurance Corporation.

      "Final Scheduled Payment Date" shall mean, with respect to (i) the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) the Class A-2 Notes, the Class A-2 Final Scheduled Payment Date, (iii) the Class A-3 Notes, the Class A-3 Final Scheduled Payment



                                 Appendix A-9

Date, (iv) the Class A-4 Notes, the Class A-4 Final Scheduled Payment Date, and (v) the Class B Certificates, the Class B Final Scheduled Payment Date.

      "Financed Vehicle" shall mean a new or used automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

      "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

      "Indemnified Parties" shall have the meaning assigned to such term in
Section 7.2 of the Trust Agreement.

      "Indenture" shall mean the Indenture, dated as of November 17, 2004, by and between the Trust and the Indenture Trustee.

      "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

      "Indenture Trustee" shall mean JPMorgan Chase Bank, National Association, a banking association organized under the laws of the United States, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

      "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser, firm of certified public accountants or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state



                                Appendix A-10
that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

      "Initial Certificate Balance" shall mean $31,346,511.

      "Initial Pool Balance" shall mean $1,139,516,511.60.

      "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below,
(vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

      "Interest Period" shall mean, with respect to any Payment Date (i) with respect to the Class A-1 Notes, from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date on which interest has been paid to but excluding the following Payment Date and (ii) with respect to each Class of Notes (other than the Class A-1 Notes) and the Certificates, from and including the Closing Date (in the case of the first Payment Date) or from and including the 15th day of the calendar month preceding each Payment Date to but excluding the 15th day of the calendar month of such Payment Date.

      "IRS" shall mean the Internal Revenue Service.

      "Issuer" shall mean the Trust unless a successor replaces it and, thereafter, shall mean the successor.

      "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

      "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than, in respect of a Receivable, tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

      "Liquidation Proceeds" shall mean with respect to any Receivable (a) insurance proceeds received by the Servicer and (b) monies collected by the Servicer on a Defaulted Receivable from whatever source, including but not limited to proceeds of Financed Vehicles after repossession, net of any payments required by law to be remitted to the Obligor.



                                Appendix A-11

      "Monthly Remittance Condition" shall mean either (a) the Servicer obtains a short-term certificate of deposit rating of the Servicer from Standard & Poor's and Moody's of "A-1+" and "Prime-1," respectively, or (b) the Servicer provides the Indenture Trustee with a letter from each Rating Agency to the effect that the current ratings assigned to the Securities by such Rating Agency will not be adversely affected by the remittance of Collections on a monthly, rather than a daily, basis.

      "Moody's" shall mean Moody's Investors Service, Inc.

      "Net Loss Ratio" shall mean, for any Collection Period, the ratio, expressed as an annualized percentage, of (a) Realized Losses minus Recoveries for such Collection Period, to (b) the average of the Pool Balances on the first day of such Collection Period and the last day of such Collection Period.

      "Note Depository Agreement" shall mean collectively (i) the Letter of Representations, dated as of November 17, 2004 by and among the Issuer, JPMorgan Chase Bank, National Association, as agent and The Depository Trust Company regarding the Notes and (ii) the Letter of Representations, dated as of November 17, 2004 by and among the Issuer, JPMorgan Chase Bank, National Association, as agent and The Depository Trust Company regarding the Certificates.

      "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate or the Class A-4 Rate, as applicable.

      "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

      "Note Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account (including the Principal Distribution Account), including payment of principal of or interest on the Notes on behalf of the Issuer.

      "Note Pool Factor" shall mean, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure calculated by the Servicer and equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

      "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.



                                Appendix A-12

      "Noteholder" or "holder of a Note" shall mean the Person in whose name a
Note is registered on the Note Register.

      "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, collectively.

      "Obligor" on a Receivable shall mean the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable.

      "Officer's Certificate" shall mean (i) with respect to the Trust, a certificate signed by any Authorized Officer of the Trust and (ii) with respect to the Depositor, the Seller or the Servicer, a certificate signed by the chairman of the board, the president, any executive or senior vice president, any vice president, the treasurer or the controller of the Depositor or the Servicer, as applicable.

      "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

      "Optional Purchase Percentage" shall mean 10%.

      "Outstanding" shall mean with respect to the Securities, as of the date of determination, all Securities theretofore authenticated and delivered under the Indenture or the Trust Agreement, as applicable, except:

                  (a) Securities theretofore (i) cancelled by the Note
            Registrar or the Certificate Registrar, as applicable, or (ii) delivered to the Note Registrar or the Certificate Registrar, as applicable, for cancellation;

                  (b) Securities or portions thereof the payment for which
            money in the necessary amount has been theretofore deposited with
            (i)in the case of the Notes, the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be prepaid, notice of such prepayment has been duly given pursuant to the Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee) or (ii) in the case of the Certificates, the Owner Trustee or any Certificate Paying Agent in trust for the Certificateholders of such Certificates (provided, however, that if such Certificates are to be prepaid, notice of such prepayment has been duly given pursuant to the Trust Agreement or provision for such notice has been made, satisfactory to the Owner Trustee); and

                  (c) Securities in exchange for or in lieu of which other
            Securities have been authenticated and delivered pursuant to the Indenture or the Trust Agreement, as applicable, unless proof satisfactory to the Indenture Trustee or the Owner Trustee, as applicable, is presented that any such Securities are held by a protected purchaser;

provided, that in determining whether the holders of Notes or Certificates evidencing the requisite principal amount of the Notes Outstanding or Certificates Outstanding have given any



                                Appendix A-13
request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Securities owned by the Issuer, any other obligor upon the Securities, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee or Owner Trustee, as applicable, shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only (i) Notes that a Responsible Officer of the Indenture Trustee knows to be so owned and (ii) Certificates that a Responsible Officer of the Owner Trustee knows to be so owned, shall be so disregarded; provided, however, if the Issuer, any other obligor upon the Securities, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons owns an entire Class of Securities, such Securities shall be deemed to be Outstanding. Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons. Certificates owned by the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

      "Outstanding Advances" on the Receivables shall mean the sum, as of the close of business on the last day of a Collection Period, of all Advances as reduced as provided in Section 4.4(a) of the Sale and Servicing Agreement.

      "Owner Trustee" shall mean Wachovia Bank of Delaware, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

      "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement.

      "Payment Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

      "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Payment Date which evidence:

                  (a) direct non-callable obligations of, and obligations
            fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of
            deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank)



                                Appendix A-14
            and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

                  (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

                  (e) bankers' acceptances issued by any depository
            institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

                  (g) any other investment with respect to which the Issuer or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on the Notes or the Certificates.

      "Person" shall mean any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

      "Plan" means an employee benefit plan (as defined in section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in section 4975(e)(1) of the Code) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

      "Pool Balance" shall mean on any date of determination, the aggregate outstanding Principal Balance of the Receivables (exclusive of Purchased Receivables and Defaulted Receivables) as of such date of determination.

      "Pool Factor" as of the last day of a Collection Period shall mean a seven-digit decimal figure equal to the Pool Balance at that time divided by the Initial Pool Balance.



                                Appendix A-15

      "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

      "Prepayment Date" shall mean (i) with respect to a prepayment of the Certificates pursuant to Section 8.2(a) of the Trust Agreement or a distribution to Certificateholders pursuant to Section 8.1(c) of the Trust Agreement, the Payment Date specified by the Owner Trustee pursuant to said
Section 8.2(a) or 8.1(c), as applicable, and (ii) with respect to a prepayment of the Notes pursuant to Section 10.1(a) of the Indenture, the Payment Date specified by the Servicer pursuant to Section 10.1(a) or (b) of the Indenture, as applicable.

      "Prepayment Price" shall mean (i) in the case of the Certificates, an amount equal to the Certificate Balance plus accrued and unpaid interest thereon at the applicable Class B Rate plus interest on any overdue interest at the applicable Class B Rate (to the extent lawful) to but excluding the Prepayment Date and (ii) in the case of a Class of Notes to be prepaid, an amount equal to the unpaid principal amount of such Class of Notes plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the Prepayment Date.

      "Priority Note Principal Payment" shall mean, for each Payment Date, a payment of principal equal to the excess, if any, of the aggregate principal amount of the Class A Notes (before giving effect to any payments on that Payment Date) over the Pool Balance at the end of the related Collection Period.

      "Principal Balance" of a Receivable, as of any date of determination, shall mean the Amount Financed minus that portion of all payments actually received on or prior to such date allocable to principal.

      "Principal Distribution Account" shall mean the administrative sub-account of the Collection Account established and maintained as such pursuant to Section 4.1(b) of the Sale and Servicing Agreement.

      "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

      "Projected Weighted Average Life" shall mean, with respect to (a) the Class A-1 Notes, 0.34, (b) the Class A-2 Notes, 1.05, (c) the Class A-3 Notes, 2.00, (d) the Class A-4 Notes, 3.13 and (e) the Class B Certificates, 3.40.

      "Prospectus" shall have the meaning specified in the Underwriting
Agreement.

      "Prospectus Supplement" shall have the meaning specified in the Underwriting Agreement.

      "Purchase Amount" with respect to a Purchased Receivable shall mean the sum, as of the last day of the related Collection Period, of the Principal Balance thereof plus the accrued



                                Appendix A-16
interest thereon at the weighted average of the Note Interest Rates and the Class B Rate through the end of the related Collection Period.

      "Purchased Receivable" shall mean a Receivable purchased as of the close of business on the last day of the respective Collection Period by the Servicer pursuant to Section 3.7 of the Sale and Servicing Agreement, by the Seller pursuant to Section 2.3 of the Sale and Servicing Agreement or by the Servicer pursuant to Section 8.1 of the Sale and Servicing Agreement.

      "Rating Agency" shall mean each of the nationally recognized statistical rating organizations designated by the Depositor to provide a rating on the Notes or the Certificates which is then rating such Notes or Certificates. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

      "Rating Agency Condition" shall mean, with respect to any action, that each of the Rating Agencies shall have notified the Servicer, the Depositor, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current ratings of the Notes or the Certificates.

      "Realized Losses" shall mean, for any Collection Period and for each Receivable that became a Defaulted Receivable during such Collection Period, the excess, for each such Receivable, of (i) the Principal Balance of such Receivable over (ii) Liquidation Proceeds received with respect to such Receivable during such Collection Period, to the extent allocable to principal.

      "Receivable" shall mean a motor vehicle installment loan contract listed on Schedule A to the Receivables Purchase Agreement and all proceeds thereof and payments thereunder, which Receivable shall not have been released by the Indenture Trustee and the Owner Trustee from the Trust.

      "Receivable Files" shall mean the documents specified in Section 2.4 of the Sale and Servicing Agreement.

      "Receivables Purchase Agreement" shall mean the Receivables Purchase Agreement, dated as of November 1, 2004, by and between the Bank, as seller, and the Depositor, as purchaser.

      "Record Date" shall mean, with respect to any Payment Date or Prepayment Date and any Book-Entry Security, the close of business on the day prior to such Payment Date or Prepayment Date or, with respect to any Definitive Note or Definitive Certificate, the last day of the month preceding the month in which such Payment Date or Prepayment Date occurs.

      "Recoveries" shall mean, with respect to any Collection Period, all amounts received by the Servicer with respect to any Defaulted Receivable during any Collection Period following the Collection Period in which such Receivable became a Defaulted Receivable, net of any fees, costs and expenses incurred by the Servicer in connection with the collection of such Receivable and any payments required by law to be remitted to the Obligor.



                                Appendix A-17

      "Registered Noteholder" shall mean the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

      "Registration Statement" shall mean Registration Statement No. 333-112241 filed by the Depositor with the Securities and Exchange Commission in the form in which it became effective on February 9, 2004.

      "Regular Principal Distribution Amount" shall mean, with respect to any Payment Date, an amount equal to the sum of (i) the Collections on the Receivables received during the related Collection Period and allocable to principal and (ii) the aggregate Principal Balance (net of Liquidation Proceeds received during the related Collection Period applied to principal) of all Receivables that became designated as Defaulted Receivables in such Collection Period; provided, however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes and the Certificate Balance on such Payment Date.

      "Related Agreements" shall have the meaning specified in the recitals to the Administration Agreement.

      "Representatives" shall mean Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the several Underwriters.

      "Repurchase Event" shall have the meaning specified in Section 7.02 of the Receivables Purchase Agreement.

      "Required Rating" shall mean a rating on (i) short-term unsecured debt obligations of "Prime-1" by Moody's and (ii) short-term unsecured debt obligations of "A-1+" by Standard & Poor's; and any requirement that short-term unsecured debt obligations have the "Required Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such Rating Agencies.

      "Reserve Account" shall mean the account established and maintained as such pursuant to Section 4.7(a) of the Sale and Servicing Agreement.

      "Reserve Account Property" shall have the meaning specified in Section 4.7(a) of the Sale and Servicing Agreement.

      "Reserve Account Excess Amount" shall mean, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the amount of cash or other immediately available funds in the Reserve Account on such Payment Date (prior to giving effect to any withdrawals therefrom relating to such Payment
Date) over (ii) the Specified Reserve Balance with respect to such Payment
Date.

      "Reserve Initial Deposit" shall mean, $5,697,582.56.

      "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of November 1, 2004, by and between the Trust, as issuer, the Depositor, and the Bank, as seller and servicer.



                                Appendix A-18

      "Schedule of Receivables" shall mean the list of Receivables attached as Schedule A to the Receivables Purchase Agreement, the Sale and Servicing Agreement and the Indenture (which Schedules may be in the form of microfiche, disk or other means acceptable to the Indenture Trustee).

      "Scheduled Payment" shall mean, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

      "Secretary of State" shall mean the Secretary of State of the State of Delaware.

      "Securities" shall mean the Notes and the Certificates, collectively.

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Securityholders" shall mean the Noteholders and the Certificateholders, collectively.

      "Seller" shall mean the Bank as the seller of the Receivables under the Receivables Purchase Agreement and each successor to the Bank.

      "Servicer" shall mean the Bank as the servicer of the Receivables under the Sale and Servicing Agreement, and each successor to the Bank (in the same capacity) pursuant to Section 6.3 of the Sale and Servicing Agreement.

      "Servicer's Certificate" shall mean a certificate completed and executed by the Servicer by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the controller, or any assistant controller of the Servicer pursuant to
Section 3.9 of the Sale and Servicing Agreement.

      "Servicing Fee" shall mean, with respect to a Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of the Collection Period.

      "Servicing Fee Rate" shall mean 0.50% per annum.

      "Similar Laws" shall mean federal, state or local laws that impose requirements similar to ERISA or the Code.

      "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the amount accrued from the date of the preceding payment to the date of the current payment.

      "Specified Reserve Balance" shall mean for a Payment Date the lesser of
(a) $5,697,582.56 (0.50% of the principal balance of the Receivables as of the Cut-off Date) and (b) the sum of the aggregate principal balance of the Outstanding Notes and the principal balance



                                Appendix A-19
of the Certificates as of the current Payment Date. However, the Specified Reserve Balance will be calculated using a percentage of 0.75% in (a) above for any Payment Date for which the Average Net Loss Ratio exceeds 1.25% or the Average Delinquency Ratio exceeds 1.25% (the "specified trigger level"). Also, that higher percentage will remain in effect until each of the Average Net Loss Ratio and the Average Delinquency Ratio is equal to or less than 1.25% for at least six consecutive Payment Dates. In no event will the Specified Reserve Balance for any Payment Date exceed the aggregate Outstanding principal balance of the Receivables at the end of the related Collection Period. The Specified Reserve Balance may be reduced to a lesser amount as determined by the Depositor, if each of Moody's and Standard & Poor's shall have confirmed in writing to the Indenture Trustee that such action will not result in a withdrawal or reduction in any of its ratings of the Securities.

      "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

      "State" shall mean any state or commonwealth of the United States of America, or the District of Columbia.

      "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code ss. 3801 et seq., as amended.

      "Successor Servicer" shall mean an institution appointed as successor Servicer pursuant to Section 7.2 of the Sale and Servicing Agreement.

      "Supplemental Servicing Fee" shall mean the fee payable to the Servicer for certain services rendered during the respective Collection Period, determined pursuant to and defined in Section 3.8 of the Sale and Servicing Agreement.

      "Total Required Payment" shall mean, with respect to any Payment Date, the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Class A Note Interest, the Accrued Class B Certificate Interest and the Regular Principal Distribution Amount; provided, however, that on any Final Scheduled Payment Date the amount required to be paid pursuant to Section 4.6(c)(vi) of the Sale and Servicing Agreement shall be included in the Total Required Payment; provided, further, that following the occurrence and during the continuation of an Event of Default, on any Payment Date until the Payment Date on which the outstanding principal amount of all the Securities has been paid in full, the Total Required Payment shall mean the sum of the fees, expenses and indemnification of the Indenture Trustee and the Owner Trustee, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Class A Note Interest, the Accrued Class B Certificate Interest and the amount necessary to reduce the outstanding principal amount of all the Securities to zero.

      "Transfer Date" shall mean the Closing Date.

      "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.



                                Appendix A-20

      "Trust" shall mean USAA Auto Owner Trust 2004-3, a Delaware statutory trust governed by the Trust Agreement.

      "Trust Accounts" shall have the meaning specified in Section 4.7(a) of the Sale and Servicing Agreement.

      "Trust Agreement" shall mean the Amended and Restated Trust Agreement of the Trust dated as of November 17, 2004, by and between the Depositor and the Owner Trustee, as amended and/or restated from time to time.

      "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

      "Trust Property" shall mean, collectively, (i) the Receivables; (ii) monies received thereunder on or after the Cut-off Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles;
(iv) rights to receive proceeds with respect to the Receivables from claims on any theft, physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) all of the Seller's rights to the Receivable Files; (vi) the Trust Accounts and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof; (vii) the Receivables Purchase Agreement;
(viii) payments and proceeds with respect to the Receivables held by the Servicer; (ix) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Servicer or purchased by the Seller); (x) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (xi) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

      "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

      "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.



                                Appendix A-21

      "Underwriters" shall mean the underwriters named in Schedule I to the Underwriting Agreement.

      "Underwriting Agreement" shall mean the Underwriting Agreement, dated November 9, 2004 among the Seller, the Depositor and the Representatives.

      "Underwritten Securities" shall mean the Notes.


                                Appendix A-22